UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2009

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 573-2323

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 3, 2009, Pfizer Inc. (the "Company") announced the closing of an offering of (i) €1,850,000,000 of its 3.625% Notes due 2013 (the "2013 Notes"), (ii) €2,000,000,000 of its 4.750% Notes due 2016 (the "2016 Notes"), (iii) €2,000,000,000 of its 5.750% Notes due 2021 (the "2021 Notes") and (iv) £1,500,000,000 of its 6.500% Notes due 2038 (the "2038 Notes" and, together with the 2013 Notes, 2016 Notes and the 2021 Notes, the "Notes"). The Notes were offered in a private placement to persons outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). Interest on the Notes will be payable annually on June 3 of each year, beginning on June 3, 2010.

The Notes are senior unsecured general obligations of the Company and rank equally with all other senior unsecured and unsubordinated indebtedness of the Company from time to time outstanding. The Notes were issued pursuant to an indenture (the "Indenture"), as supplemented by a second supplemental indenture (the "Second Supplemental Indenture"), which contains customary covenants with respect to limitations on the ability of the Company and its subsidiaries to incur debt secured by liens and to enter into sale and lease-back transactions. In addition, under certain circumstances set forth in the Second Supplemental Indenture, certain subsidiaries of the Company may be required to fully and unconditionally guarantee all of the Company's obligations under the Notes. The Company may, at its sole option, redeem some or all of the Notes at any time, upon the terms set forth in the Second Supplemental Indenture.

The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, including to fund a portion of the purchase price of the Company's pending acquisition of Wyeth and the refinancing of existing debt.

The description of the Notes above is a summary and is qualified in its entirety by reference to the Indenture, a copy of which was filed by the Company as an exhibit to its Form 8-K report filed on January 30, 2001, and the Second Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this report and incorporated herein by reference.

On June 3, 2009, the Company issued a press release announcing the completion of the offering and issuance of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes, nor shall there be any sale of the Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
4.1	Second Supplemental Indenture, dated June 2, 2009, between the Company and The Bank of New York Mellon, as Trustee.
99.1	Pfizer Inc. Press Release, dated June 3, 2009.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Matthew Lepore Matthew Lepore
Title: Vice President, Chief Counsel - Corporate Governance, and Assistant General Counsel
Dated: June 3, 2009

EXHIBIT INDEX

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated June 2, 2009, between the Company and The Bank of New York Mellon, as Trustee.
99.1	Pfizer Inc. Press Release, dated June 3, 2009.